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                                                                   EXHIBIT (23)







                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





IRT Property Company:


         As independent public accountants, we hereby consent to the incorporation by reference of our reports dated January 30, 1997 and to all references to our Firm, included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-65604, 33-66780, 33-51238, 33-59938, 33-64628 33-64741 and 33-63523.



                                    ARTHUR ANDERSEN LLP







Atlanta, Georgia
February 25, 1997